Exhibit 10.2

ADDENDUM TO MANAGEMENT AGREEMENT

THIS ADDENDUM TO MANAGEMENT AGREEMENT (the “Agreement”) is made on March 8 2010 by and between UNIVERSAL CAPITAL MANAGEMENT, INC., a Delaware corporation (“Manager”); MEDIAVIX, INC., a Delaware corporation (“Mediavix” or “Company”) and PR SPECIALISTS, INC., Inc., a Delaware corporation (“PR Specialists”).

1.

This Agreement amends and modifies that certain Management Agreement (“Management Agreement”) dated December 16, 2009 made and entered into by the parties hereto as follows:

Section 3(a) is deleted and replaced with the following:

(a) Management Fees. PR Specialists shall pay Manager for the services to Mediavix by delivering to Manager two million five hundred thousand (2,500,000) shares common stock of PR Specialists prior to March 10, 2010, which shares PR Specialists intends to include, to the extent practicable, in PR Specialist’s next registration of its shares with the Securities and Exchange Commission. All compensation described in this section 3(a) shall be considered earned when paid.

If the term of this Agreement extends beyond the Term, Mediavix and Manager shall discuss the continuing Services and the compensation required for those services.

2.

Capitalized terms herein have the same meaning as used in the Management Agreement unless otherwise noted.

3.

All other provisions of the Management Agreement remain in full force and effect, other than any provision that conflicts with the terms and spirit of this Agreement, which shall be deemed to be amended appropriately in order to be consistent with this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

PR Specialists, Inc.,

_______________

By: _____________________

Witness

      Marjorie DeHey Daleo,

      Chief Executive Officer

Mediavix Inc.,

_______________

By: _____________________

Witness

      Marjorie DeHey Daleo,

      Chief Executive Officer

Universal Capital Management, Inc.,

_______________

By: _____________________

Witness

      Robert Oberosler, President